xhibit 10.3
                                FARMOUT AGREEMENT

                  DATED this o day of December, 2002.

BETWEEN:

                  Grey Wolf Exploration Limited, a body corporate, with an office in the City of Calgary, in the Province of Alberta (hereinafter referred to as "Grey Wolf" or "Farmor")

                                     - and -

                  PrimeWest Energy Inc., a body corporate, with an office in the City of Calgary, in the Province of Alberta (hereinafter referred to as "PrimeWest" or "Farmee")

                  WHEREAS Grey Wolf is or upon closing of the Sale Agreement will be the holder of the Title Documents and the Farmout Lands as hereinafter defined; and

                  WHEREAS Farmee wishes to earn an interest in the Farmout Lands and Title Documents from Farmor;

                  NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the covenants hereof, the parties hereby agree as follows:

1.                Definitions

1.01 In this Agreement, including the recitals, this Clause and the Schedules, unless otherwise expressly defined herein, the definitions set out in the Farmout & Royalty Procedure shall have the same meaning when used herein and in addition:

(a) "Assignment Procedure" means the 1993 CAPL Assignment Procedure attached hereto as Schedule "E";

(b) "Contract Depth" means a depth sufficient to penetrate at least 15 meters below the base of the Doig formation or to a total depth of 2000 meters subsurface, whichever is the lesser;

(c) "Earning Depth" means for an Earning Well drilled to Contract Depth the base of the Doig formation;

(d) "Expiring Lands" means that portion of the Farmout Lands which may become defined as Expiring Lands from time to time pursuant to the provisions of Clause 7.02 hereof;

(e) "Expiry Date" means with respect to any portion of the Farmout Lands the date the Title Document for that portion of the Farmout Lands reaches the end of its primary term;

(f)               "Farmee" means PrimeWest;

(g)               "Farmor" means Grey Wolf;

(h) "Farmout Lands" means the lands and rights described on Schedule "A" hereto in which Farmee may earn an interest pursuant to this Agreement;

(i) "Farmout & Royalty Procedure" means the 1997 CAPL Farmout & Royalty Procedure utilizing the elections set forth on Schedule "B" attached hereto;

(j) "Operating Procedure" means the 1990 CAPL Operating Procedure and the 1988 PASC Accounting Procedure (Revised February,
                  1991) utilizing the elections set forth on Schedule "C" attached hereto;

(k) "Sale Agreement" means that certain Purchase and Sale Agreement dated November 21st, 2002 and entered into among Abraxas Petroleum Corporation, PrimeWest Gas Inc., PrimeWest, Canadian Abraxas Petroleum Limited and Grey Wolf Exploration Inc.; and

1.02 Whenever the singular or masculine or neuter is used in this Agreement, the same shall be construed as meaning the plural or feminine or body politic or corporate and vice versa as the context or reference to the parties may require.

1.03 The terms of this Agreement express and constitute the entire agreement among the parties. No implied covenant or liability is created or shall arise by reason of this Agreement or anything herein contained.

1.04 In the event of any conflict or inconsistency between the provisions of this Agreement and those of the Schedules attached hereto, the provisions of this Agreement shall prevail. If any term or condition of this Agreement conflicts with a term or condition of the Title Documents, then such term or condition of the Title Documents shall prevail and this Agreement shall be deemed to be amended accordingly.

1.05 The parties hereto shall from time to time and at all times do all such further acts and execute and deliver all such further deeds and documents as shall be reasonably required in order fully to perform and carry out the terms of this Agreement.

1.06 This Agreement shall only become effective if closing occurs as contemplated in the Sale Agreement and the Effective Date of this Agreement shall be the date of closing of the Sale Agreement.

1.07 This Agreement shall be interpreted and construed in accordance with the laws in force in the Province of Alberta. The Parties agree to submit to he exclusive jurisdiction of the courts of the Province of Alberta in any actions related to this Agreement.

1.07 Time is of the essence of this Agreement.

1.08 The following  Schedules  are attached  hereto and  incorporated  into this
Agreement:

         (i)      Schedule "A" which sets forth the Farmout Lands and Title
                  Documents;

         (ii) Schedule "B" which is the election sheet for the Farmout & Royalty Procedure and which includes a Well Information Requirement Sheet;

         (iii) Schedule "C" which is the election sheet for the Operating Procedure; and

         (iv)  Schedule "D" which is the Assignment Procedure.

2.                Operations

2.01 The Farmout & Royalty Procedure and the Operating Procedure together with this Agreement shall apply to all operations conducted among the parties. PrimeWest shall be named the initial Operator and hereby accepts such appointment.

2.02 Subject to the provisions of this Agreement, the parties hereto shall not propose independent operations on the Farmout Lands or issue an operations notice under the Operating Procedure until such time as the Farmee has drilled the Test Well and has either drilled all of the Option Wells or surrendered its right to drill further Option Wells. Notwithstanding the foregoing, the parties shall have the right to serve independent operation notices for operations on any Earning Wells which have been drilled hereunder.

2.03 The parties shall cooperate in issuing independent operations notices to third parties as may be required to effect the drilling of Earning Wells hereunder.

2.04 Farmor, to the extent it is contractually able to do so, shall provide Farmee with access to all seismic data in its possession that would aid in determining the locations of the Test Well and Option Wells.

3.                Test Well

3.01 Within 30 days of closing as contemplated in the Sale Agreement, Farmee will advise Farmor in writing of the proposed location of the Test Well on the Farmout Lands. Within 30 days of the date of its election, subject to surface access and rig availability, Farmee will Spud the Test Well and at its sole cost and risk, drill the Test Well continuously to Contract Depth, and either complete or abandon the Test Well.

3.02 Farmee agrees that Farmor may be irreparably injured by a breach by Farmee of the provisions of Clause 3.01 which may not be adequately compensated for by damages. Farmor shall be entitled to equitable relief, including injunctive relief and specific performance, in the event of a breach of Clause 3.01 by Farmee. Such remedies shall be in addition to any other remedies available to Farmor at law or in equity.

3.03 Subject to Article 3.00 of the Farmout & Royalty Procedure, the Farmee will earn sixty percent (60%) of the Farmor's Working Interest in the quarter section containing the Test Well to Earning Depth. For greater certainty, upon earning, the undivided interests of the parties in the quarter section containing the Test Well to Earning Depth and the Title Documents shall be as follows:

                Grey Wolf                 40.00% of Farmor's Working Interest

                PrimeWest                 60.00% of Farmor's Working Interest

The quarter section containing the Test Well to Earning Depth shall upon earning be operated pursuant to the Operating Procedure.

4.                Option Wells

4.01 If the Farmee has drilled the preceding Earning Well to Contract Depth and is not otherwise in default, the Farmee shall have the right, for a period of 30 days from the date of rig release of the last Earning Well drilled hereunder, to elect by notice to Farmor to drill an additional Earning Well (an "Option Well"), at a location of its choice on the remaining unearned portion of the

Farmout Lands. Farmee's notice shall advise the proposed location of the Option Well. In the event Farmee so elects, the Option Well shall be Spud within 30 days of Farmee's election to drill, subject to surface access and rig availability. Farmee shall at its sole cost and risk, drill the Option Well continuously to Contract Depth and either complete or abandon the Option Well.

4.02 Farmee agrees that Farmor may be irreparably injured by a breach by Farmee of the provisions of Clause 4.01 which may not be adequately compensated for by damages. Farmor shall be entitled to equitable relief, including injunctive relief and specific performance, in the event of a breach of Clause 4.01 by Farmee. Such remedies shall be in addition to any other remedies available to Farmor at law or in equity.

4.03 Subject to Articles 3.00 and 4.00 of the Farmout & Royalty Procedure, the Farmee will earn sixty percent (60%) of the Farmor's Working Interest in the quarter section containing the Option Well to Earning Depth. For greater certainty, upon earning, the undivided interests of the parties in the quarter section containing the Option Well to Earning Depth and the Title Documents shall be as follows:

                Grey Wolf                 40.00% of Farmor's Working Interest

                PrimeWest                 60.00% of Farmor's Working Interest

The quarter section containing the Option Well to Earning Depth shall upon earning be operated pursuant to the Operating Procedure.

4.04 Provided that Farmee is not in default under this Agreement, Farmee will have the continuing right to drill Option Wells pursuant to the terms hereof until it has either earned an interest in all of the Farmout Lands, failed to elect to drill an additional Option Well, or surrendered its right to drill further Option Wells.

5.                Reimbursement for Rentals

5.01 Farmee shall forthwith upon being billed therefor, reimburse Farmor for the amount of 60% of all rentals paid with respect to the Farmout Lands on a per diem basis from the Effective Date until the drilling rig release date of the last Earning Well drilled hereunder, or until Farmee's right to earn an interest is terminated, whichever is the latest occurrence. Thereafter, all rentals respecting any earned lands shall be shared by the parties in accordance with their respective Working Interests.

6.                Amendment of Farmout Lands

6.01 Effective 6 months prior to the Expiry Date of any of the Title Documents for any portion of the Farmout Lands, such portion of the Farmout Lands shall become Expiring Lands.

6.02 Expiring Lands shall cease to be Farmout Lands and shall cease to be subject to this Agreement effective 6 months prior to the Expiry Date for such Expiring Lands except for: (i) any portion of the Expiring Lands that forms a part of a Spacing Unit for an Earning Well which has been drilled hereunder; and
(ii) any portion of the Expiring Lands that forms a part of a Spacing Unit for an Earning Well which is then committed to be drilled hereunder.

7.                Addresses for Notices

7.01 The address for service of notices hereunder for each of the Parties shall be as follows:

         PrimeWest Energy Inc.               Grey Wolf Exploration Limited
         4700, 150 - 6th Avenue S.W.         1600, 255 - 5th Avenue S. W.
         Calgary, Alberta T2P 3Y7            Calgary, Alberta T2P 3G6
         Attention: Land Manager             Attention: Land Manager

8.                Buy Back Option

8.01 Farmor hereby grants to Farmee the option, exercisable within 180 days of rig release of the last Earning Well drilled pursuant to this Agreement, to purchase, in whole, the entire interest of Farmor in that portion of the Farmout Lands which have been earned by Farmee pursuant to the terms hereof (the interest being acquired, the "Purchased Interest") which have, at the time of exercise, been assigned Proved Reserves or Probable Additional Reserves in the Engineering Report, by paying to Farmor an amount equal to the fair market value of the Purchased Interest, subject to customary adjustments. Fair market value will mean the then present value of the estimated future net cash flows from the Purchased Interest, before tax, from Proved Reserves and fifty percent of Probable Additional Reserves, at a discount rate of 10 percent per annum and employing escalated pricing using the Price Forecast.

(a) "Engineering Report" means an independent engineering report prepared by Gilbert Laustsen Jung Associates Limited (hereinafter referred to as "GLJ") evaluating the Proved and Probable Reserves as those terms are defined by National Policy 2B of the Canadian Securities Administrators to be commissioned and paid for by Farmee. Farmor and Farmee will have the opportunity to work with each other in the preparation of such report and such report shall be acceptable in form and substance to both Farmor and Farmee. The effective date of the report will be the effective date of the time of exercise of this option to purchase.

(b) For the purposes of Clause 9.01, "Price Forecast" means the arithmetic average of the most recent price forecasts of GLJ, McDaniel & Associates Consultants Ltd. and Sproule Associates Limited available at the time of the report preparation.

8.02 The Parties shall enter into a mutually acceptable purchase and sale agreement substantially in the form of Schedule Q to the Sale Agreement incorporating the terms of this Article.

9.                Mirant Royalty

9.01 The Farmor or an affiliate intends to purchase from Mirant Canada Energy Capital, Ltd. the two 2.5% royalties listed in Schedule "A" hereto. If it acquires such royalties, it shall terminate such royalties as it applies to the Farmout Lands when earned by the Farmee.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

                                    Grey Wolf Exploration Limited

                                    Per:
                                        ---------------------------------------

                                    Per:
                                        ---------------------------------------


                                    PrimeWest Energy Inc.

                                    Per:
                                        ---------------------------------------

                                    Per:
                                        ---------------------------------------

This is SCHEDULE "A" attached to and made part of a Farmout Agreement dated the
o day of December, 2002 between Grey Wolf Exploration Limited, as Farmor, and PrimeWest Energy Inc. as Farmee.
-------------------------------------------------------------------------------


Farmout Lands

==================================== ==================== ================ ==========================================
                                                          Farmor's
Lands / Rights                       Title Documents      Interest                       Encumbrances
------------------------------------ -------------------- ---------------- ------------------------------------------
==================================== ==================== ================ ==========================================

Twp 77 Rge 10 W6M:                   P&NG Lease                65%         Crown Royalty
N 1/2& SE1/4Sec 28                    0597100750                              GOR of 1/23.8365 (5-12%) on oil, 12%
P&NG below base Baldonnel to base                                          on gas payable to Devon
Doig                                                                         5% Net OR payable to Mirant
------------------------------------ -------------------- ---------------- ------------------------------------------
------------------------------------ -------------------- ---------------- ------------------------------------------
Twp 77 Rge 10 W6M:                   P&NG Lease                65%         Crown Royalty
S 1/2& NE1/4Sec 29                    0599100456                              5% Net OR payable to Mirant based on
P&NG below base Baldonnel to base                                          29.25% of production
Doig
------------------------------------ -------------------- ---------------- ------------------------------------------
------------------------------------ -------------------- ---------------- ------------------------------------------
Twp 77 Rge 10 W6M:                   P&NG Lease               100%         Crown Royalty
N 1/2& SE1/4Sec 32                    0597030532                              GOR of 1/150 (5-10% on oil, 10% on gas
P&NG below base Baldonnel to base                                          payable to EnCana
Doig                                                                         5% Net OR payable to Mirant
------------------------------------ -------------------- ---------------- ------------------------------------------

This is SCHEDULE "B" attached to and made part of a Farmout Agreement dated the
o day of December, 2002 among Grey Wolf Exploration Limited, as Farmor, and PrimeWest Energy Inc. as Farmee.
-------------------------------------------------------------------------------

          1997 CAPL Farmout and Royalty Procedure Elections and Amendments

Effective Date:  Clause 1.01(f)             as detailed in the Head Agreement
                                   --------------------------------------------

Payout:          Clause 1.01(t)    Applicable:       No
                                               ---------------
                                   Alternate:        A         or
                                                       -------
                                                     B
                                                       -------

                 Alternate B options:      BOE (        m3) and         years
                                    -------      -------         -------

Incorporation of Clauses from 1990 CAPL Operating Procedure:   Clause 1.02
                           Clause 311:   Alternate:        A         or
                                                           B    X

Option Wells:        Article 4.00         will   X    / will not         apply
                                              ------            -------

Overriding Royalty:  Article 5.00        will         / will not  X   apply
                                             -------           ------

Quantification of Overriding Royalty : (Clause 5.01 A, if applicable)

                 Crude oil (a)             Alternate:
                                                     ----------
                 If Alternate 1 applies    -        %
                                             -------
                 If Alternate 2 applies    -          , min.    %  , max.     %
                                             --------        -----         ----

                 Other (b)                 Alternate:
                                                             ---------
                 If Alternate 1 applies    -        %
                                             -------
                 If Alternate 2 applies    -         , min.        , max.
                                             -------        ------         ---

Permitted Deductions: (Clause 5.04 B, if applicable)
                    Alternate:                  using       % for Alternate 2
                                       ---------       -------

Conversion of Overriding Royalty: (Article 6.00)
                                      will          / will not   X   apply
                                           --------           -------
                           If applies, conversion to % of Working Interest in
Clause 6.04.

Area of Mutual Interest: (Article 8.00)    will        / will not    X   apply
                                               --------           ------

Reimbursement of Land Maintenance Costs (Clause 11.02)
                                           will    X     / will not      apply
                                               --------            -------
         If applies, reimbursement of  the amounts specified in the Agreement .

Other Amendments:
                           none

                          GREY WOLF EXPLORATION LIMITED
                     1600 Bow Valley Square III, 255 - 5th Avenue SW, Calgary, Alberta T2P 3G6
------------------------------------------------------------------------------

Well Data Requirement Sheet

LOCATION:           ___________________________

PRIOR TO DRILLING:                                                  COPIES
-----------------                                                   ------
         Application for Well Licence                                  1
         Well Licence & Amendments                                     1
         Survey Plan                                                   1
         Geological Prognosis                                          1
         Drilling Program                                              1
         Logging, Coring, Testing Programs                             1
         24 HOUR SPUD NOTICE

DURING DRILLING:
---------------
         Daily Drilling & Geological Reports                           1
         Preliminary Core Analysis & DST Charts                        1
         Transmitted Logs (as required)                                1
         Mud Gas and Geological Strip Logs                             1

AFTER DRILLING:
--------------
         Final DST Reports and Fluid Analyses                          1
         Final Core Analysis Report with LAS Diskette                  1
         Final Prints of All Logs                                      1
         3.5" LAS Diskette of log data                                 1
         Mud Log Report with 3.5" LAS Diskette                         1
         Final Geological Report with Strip Log                        1
         Final Drilling Report                                         1

COMPLETION & PRODUCTION:
-----------------------
         Completion & Testing Program                                  1
         Daily Completion Reports                                      1
         Initial Production Tests                                      1
         AOF Tests, Deliverability Tests, etc.                         1
         Final prints of all logs                                      1
         Final Completion Report                                       1
         All subsequent workover service information                   1


             ALL WELL INFORMATION SHOULD BE SENT TO THE ATTENTION OF
                                  Debbie Wozny
              SEND ALL DAILY REPORTS BY E-MAIL: dwozny@greywolf.ca
                    OR BY FAX TO 218-1465 Telephone: 218-1488

CONTACTS:
Geological:       Warren Cook           Tel. 218-1486             Res. 278-2016
Engineering:      Glen Glass            Tel. 218-1492             Res. 851-9989

This is SCHEDULE "C" attached to and made part of a Farmout Agreement dated the
o day of December, 2002 among Grey Wolf Exploration Limited, as Farmor, and PrimeWest Energy Inc. as Farmee.
--------------------------------------------------------------------------------

1990 CAPL Operating Procedure

Clause 311 - Insurance:      A       or  B    X  ;
                               -----       -------

Clause 604 - Marketing Fee:  A   X   or  B     (a)     % or $    /m3
                               -----               ----       --
                                               (b)     % or               /103m3
                                                   ----     -------------
                                               (c)     % or               /m3
                                                   ----     -------------
                                               (d)     % or               /t
                                                          ----     -------------

Clause 903 - Casing Point Election: A   X   or B
                                      -----      ----

Clause 1004 - Operator for Independent Operations as per attached Exhibit 1

Clause 1007(a) - Penalty for Independent Operations: 1.Development Wells:  300 %
                                                                           -----
                                                     2.Exploratory Wells:  500 %
                                                                           -----

Clause 1010(a)(iv):    Title Preserving Well  180  days

Clause 2401:           Disposition of Interests:          A  X      or B
                                                         --------     -----

Clause 2404:           Recognition upon Assignment: Deleted (replaced by
                                                    Assignment Procedure)


1988 PASC Accounting Procedure (Revised February, 1991)
-------------------------------

Clause 105 - Operating Advances:    (a)  10  %
                                        ------

Clause 110 - Approvals:  2  or more Parties totaling 65 %

Clause 202 - Labour:  (b)     (1)Second Level Supervisors: shall , shall not  X
                                                               --            ---
                              (2)Technical Employees:      shall , shall not  X
                                                               -            ---

Clause 203 - Employee Benefits:     (b) Non-Compulsory 23 %
                                                       ----

Clause 217 - Warehouse Handling:     (a)(1) 2.5 % of the cost of tubular goods
                                         in excess of $5,000 and 5 % of the cost
                                         of all other Material

Clause 302 - Overhead Rates:

         (a)   For each Exploration Project:   (1)  5 % of the first $50,000
                                               (2)  3 % of the next $100,000
                                               (3)  1 % of cost exceeding the
                                                    sum of (1) and (2)

         (b)   For each Drilling Well:         (1)  3 % of the first $50,000
                                               (2)  2 % of the next $100,000
                                               (3)  1 % of cost exceeding the
                                                    sum of (1) and (2)

         (c)   For each Construction Project:  (1)  5 % of the first $50,000
                                               (2)  3 % of the next $100,000
                                               (3)  1 % of cost exceeding the
                                                    sum of (1) and (2)


         (d)   For Operation and Maintenance:  (1)      %; or
                                               (2) $250 per producing
                                                       well per month; or
                                               (3) $   flat rate per month for
                                                       producing, injection and
                                                       water source operations:
                                                       rates in (d) (2) and (d)
                                                       (3) will , will not X

Article IV - Pricing of Joint Material Purchases, Transfers
 and Dispositions:   $25,000

Clause 501 - Periodic Inventory:      5   year intervals
                                    -----

This is Exhibit 1 to SCHEDULE "C" attached to and made part of a Farmout Agreement dated the o day of December, 2002 among Grey Wolf Exploration Limited, as Farmor, and PrimeWest Energy Inc. as Farmee.


1004 OPERATOR FOR INDEPENDENT OPERATIONS - Notwithstanding anything to the contrary contained in this Operating Procedure, if the Operator is a participating party, it shall carry out the operation for the account of the participating parties; provided, if the Operator is not a participating party, the participating parties shall, as and among themselves and in accordance with the provisions of Clause 206, mutatis mutandis, appoint an Operator for the operation. If the operation is commenced prior to the time the Operator becomes a participating party (and it is specifically understood that nothing in this Clause shall restrict or prohibit the proposing party from actually commencing operations as provided in clause 1003), the Operator, upon becoming a participating party, shall have the right to take over and carry out the operation for the participating parties.